UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 4, 2010

THE PMI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13664 (Commission File Number)	94-3199675 (I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road
Walnut Creek, California  94597
(Address of principal executive offices, including zip code)

(925) 658-7878
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Merrill Lynch Pierce Fenner and Smith (“ML”) is  the recordkeeper for the following 401(k) plans sponsored by The PMI Group, Inc. (“PMI”):  The PMI Group, Inc. Savings and Profit-Sharing Plan (the “Savings Plan”) and the PMI Alternate 401(k) Plan (the “Alternate Plan”)  (collectively, the “Plans”). On November 4, 2010, ML sent notices to PMI and to all participants in the Alternate Plan, and on November 9, 2010, ML sent notices to PMI and to all participants in the Savings Plan,  informing them of “blackout periods” expected to be imposed on transactions in the Plans, particularly, transactions in PMI common stock and the PMI Stock Fund within the Plans, including transfers to other Plan investment options from investments in PMI common stock and the PMI Stock Fund.

These blackout periods are expected to occur in connection with a) the merger of the Alternate Plan into the Savings Plan, and b) the conversion of the Savings Plan’s unitized accounting associated with the PMI Stock Fund, to share accounting, resulting in the participants holding actual shares of PMI common stock in their Plan accounts.

The blackout periods are necessary for the Plan’s administrator and trustee to clear all pending trades and determine all final balances.  The blackout associated with the conversion to share accounting affects enough participants that a corresponding blackout must be imposed on the directors and executive officers of PMI under the Sarbanes-Oxley Act.  According to the notice applicable to the conversion to share accounting, that particular blackout period will apply as follows:

The restriction on transactions in the PMI Stock Fund and in PMI common stock will begin at 10 a.m., Pacific Time, on Friday, December 17, 2010 and end at 5:00 a.m., Pacific Time on Monday, December 27, 2010.

During the blackout period and for a period of two years after the ending date of the blackout period, PMI shareholders and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout periods by sending a written request to The PMI Group, Inc., Corporate Secretary, PMI Plaza, 3003 Oak Road, Walnut Creek, CA 94597, or by calling 925.658.7878.

On November 4 and 9, 2010, PMI received notices of the blackout periods pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974.  On November 9, 2010, PMI sent a notice to its directors and executive officers informing them of the applicable blackout period pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, pursuant to which the directors and executive officers will be prohibited from trading in equity securities of PMI during the blackout period, subject to certain limited exceptions.  A copy of the notice that was provided to PMI’s directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.04 by reference.

Item 9.01                                Financial Statements and Exhibits.

(d)  Exhibits:

The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Notice of Blackout Period to Directors and Executive Officers of The PMI Group, Inc. dated November 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated:  November 9, 2010                                                                By:         /s/ Andrew D. Cameron
        Andrew D. Cameron
       Executive Vice President and General Counsel